                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2004


                           BioTransplant Incorporated
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    000-28324                 04-3119555
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

       124 Washington Street
            Suite 101
          Foxborough, MA                                          02035
    -----------------------------                         ----------------------
       (Address of principal                                    (Zip Code)
        executive offices)

       Registrant's telephone number, including area code: (508) 543-4114



          ------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.    Other Events.

     BioTransplant Incorporated (the "Registrant") and its wholly-owned subsidiary Eligix, Inc. filed on February 27, 2003 voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). As previously reported in the Current Report on Form 8-K filed by the Registrant with the SEC on May 10, 2004, the Bankruptcy Court entered an order confirming the Registrant's Chapter 11 liquidity plan on April 13, 2004. Such liquidity plan became effective on April 26, 2004 (the "Effective Date"). As of the Effective Date, all outstanding shares of the Registrant's common stock were cancelled.

     Under applicable bankruptcy law, prior to the Effective Date the Registrant was required to file periodically with the United States Trustee various materials, including certain financial information on an unconsolidated basis. This information includes statements, schedules and monthly operating reports in forms prescribed by federal bankruptcy law and the United States' Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines"). Accordingly, on April 26, 2004 the Debtors filed with the United States Trustee their monthly operating reports and accompanying attachments for the periods from February 1, 2004 through February 29, 2004 and from March 1, 2004 through March 31, 2004. Such reports are attached hereto as Exhibits 99.1 and 99.2, respectively.

     The Registrant cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtors without audit or review by independent accountants and does not include all footnotes and financial presentations normally required under generally accepted accounting principles in the United States.

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits.

     Exhibit No.      Description
     -----------      -----------
     99.1             Debtors' Monthly Operating Report for the period from
                      February 1, 2004 through February 29, 2004, filed with
                      the United States Trustee on April 26, 2004.

     99.2             Debtors' Monthly Operating Reports, for the period from
                      March 1, 2004 through March 31, 2004, filed with the
                      United States Trustee on April 26, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2004                  BIOTRANSPLANT INCORPORATED

                                    By:  /s/ Keith D. Lowey
                                         --------------------------------------
                                         Keith D. Lowey
                                         Plan Trustee*

* Duly authorized under Section 5 of the Chapter 11 Plan of the Registrant confirmed by Order of the United States Bankruptcy Court for the District of Massachusetts (Chapter 11 Case No. 03-11585) entered April 13, 2004.
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                                  EXHIBIT INDEX

Exhibit No.           Exhibit
-----------           -------
     99.1             Debtors' Monthly Operating Reports for the period from
                      February 1, 2004 through February 29, 2004, filed with
                      the United States Trustee on April 26, 2004.

     99.2 Debtors' Monthly Operating Reports, for the period from March 1, 2004 through March 31, 2004, filed with the United States Trustee on April 26, 2004.